Nashville Flood	12 Months Ended
Dec. 31, 2012
Nashville Flood

3. Nashville Flood

On May 3, 2010, Gaylord Opryland, the Grand Ole Opry, certain of the Company’s Nashville-based attractions, and certain of the Company’s corporate offices experienced significant flood damage as a result of the historic flooding of the Cumberland River (collectively, the “Nashville Flood”). Gaylord Opryland, the Grand Ole Opry, and certain of the Company’s corporate offices were protected by levees accredited by the Federal Emergency Management Agency (“FEMA”) (which, according to FEMA, was based on information provided by the Company), and built to sustain a 100-year flood; however, the river rose to levels that over-topped the levees. Gaylord Opryland reopened November 15, 2010. The Grand Ole Opry continued its schedule at alternative venues, including the Company-owned Ryman Auditorium, and the Grand Ole Opry House reopened September 28, 2010. Certain other of the Company’s Nashville-based attractions were closed for a period of time, but reopened during June and July 2010, and the majority of the affected corporate offices reopened during November 2010. The Company has segregated all costs and insurance proceeds related to the Nashville Flood from normal operations and reported those amounts as casualty loss or preopening costs in the accompanying consolidated statements of operations.

Casualty Loss

During 2012 and 2011, the Company recognized approximately $0.9 million and $1.2 million, respectively, of casualty loss expense related to the Nashville Flood, which primarily represents non-capitalized repairs of equipment within the Opry and Attractions segment.

Casualty loss in the accompanying consolidated statements of operations for the year ended December 31, 2010 was comprised of the following (in thousands):

	Hospitality	Opry and Attractions	Corporate and Other	Insurance Proceeds	Total

Site remediation	$15,586	$2,895	$913	$—	$19,394
Impairment of property and equipment	30,470	7,366	7,134	—	44,970
Other asset write-offs	1,811	1,098	—	—	2,909
Non-capitalized repairs of buildings and equipment	1,649	2,932	239	—	4,820
Continuing costs during shut-down period	15,644	3,023	779	—	19,446
Other	169	93	520	—	782
Insurance proceeds	—	—	—	(50,000)	(50,000)

Net casualty loss	$65,329	$17,407	$9,585	$(50,000)	$42,321

All costs directly related to remediating the affected properties are included in casualty loss. Lost profits from the interruption of the various businesses are not reflected in the above table.

Site remediation began as soon as flood waters ceased to rise. Site remediation, as described herein, includes expenditures for outside contractors to perform water extraction, debris removal, humidity control, facility cleaning and sanitizing, and the establishment of temporary utilities.

Based on an ongoing assessment of the flood damage and necessary replacement of property and equipment, in connection with its preparation of financial information for the second quarter of 2010, the Company made an estimate of the amount of the impairment charges incurred in connection with the Nashville Flood. As the Company continued its rebuilding efforts during the remainder of 2010, it determined additional write-offs of property and equipment were necessary. The gross carrying amount of property and equipment written down during 2010 as a result of damage sustained from the Nashville Flood, which included land improvements, buildings and furniture, fixtures and equipment, was $161.2 million, and the related accumulated depreciation of this property and equipment was $116.2 million, which resulted in total impairment charges of $45.0 million. In connection with its preparation of financial information for the fourth quarter of 2011, the Company determined an additional write-off of property and equipment was necessary. The gross carrying amount of property and equipment written down during 2011 as a result of damage sustained from the Nashville Flood was $0.4 million, and the related accumulated depreciation of this property and equipment was $0.1 million, which resulted in total impairment charges of $0.3 million.

Other asset write-offs primarily include inventory items that were no longer able to be used or sold due to flood damage. Non-capitalized repairs of buildings and equipment primarily include the cost of repairs of items that did not require complete replacement.

The Company also incurred operating costs at the affected properties during the period that the properties were closed. The Company has included continuing operating costs, other than depreciation and amortization, incurred through June 10, 2010 (the date at which the Company determined that the remediation was substantially complete), as well as certain specific operating costs incurred subsequent to that date directly related to remediating the flooded properties, as casualty loss in the accompanying consolidated statements of operations. The majority of these costs classified as casualty loss during 2010 were employment costs ($12.6 million), equipment and facility rental ($2.5 million), property and other taxes ($0.8 million), consulting fees ($0.9 million), and insurance costs ($0.3 million).

Insurance Proceeds

At May 3, 2010, the Company had in effect a policy of insurance with a per occurrence flood limit of $50.0 million at the affected properties. During 2010, the Company received $50.0 million in insurance proceeds and has recorded these insurance proceeds as an offset to the net casualty loss in the accompanying consolidated statements of operations. At December 31, 2012, the Company’s per occurrence flood insurance is $150.0 million.

Preopening Costs

The Company expenses the costs associated with start-up activities and organization costs associated with its development of hotels and significant attractions as incurred. In 2010, as a result of the extensive damage to Gaylord Opryland and the Grand Ole Opry House and the extended period in which these properties were closed, the Company incurred costs associated with the redevelopment and reopening of these facilities through the date of reopening. All costs directly related to redeveloping and reopening these affected properties, as well as all continuing operating costs not directly related to remediating the flooded properties, other than depreciation and amortization, incurred since June 10, 2010 (the date at which the Company determined that the remediation was substantially complete) through the date of reopening, are included in preopening costs in the accompanying consolidated statements of operations. During 2010, the Company incurred $55.3 million in preopening costs. The majority of the costs classified as preopening costs during 2010 include employment costs ($29.0 million), advertising and promotional costs ($6.8 million), facility costs ($3.7 million), supplies ($3.0 million), property and other taxes ($2.7 million), equipment and facility rental ($1.7 million), and insurance costs ($1.3 million).